UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2021

Eco Innovation Group, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-248871	85-0842591
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16525 Sherman Way, Suite C-1

Van Nuys, CA

(Address of principal executive offices, including zip code)

800-922-4356

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Agreement.

On August 5, 2021, Eco Innovation Group, Inc. (the "Company") entered into a non-binding (other than as set forth therein) term sheet (“Term Sheet”) with Spruce Construction, Inc., an Alberta Business Corporation (“Spruce Construction”), and Timothy Boetzkes ("Boetzkes"), a resident of the Province of Alberta, Canada and the sole shareholder of Spruce Construction which was reviewed and approved by the Board of Directors of the Company (the “Board”).

Pursuant to the Term Sheet, the Company, Boetzkes and Spruce Construction agreed to negotiate and enter into a definite asset purchase agreement (the “Definitive Agreement”) to effect an asset purchase agreement for existing construction equipment and form a new Canadian construction company to install ECOX technology in Canada.

Under the Term Sheet, and subject to the negotiation of the Definitive Agreement, the Company agreed to pay Boetzkes one million shares of ECOX restricted common stock for substantially all of the assets of Spruce Construction, consisting of vehicles and equipment for the construction industry. Under the Term Sheet, the Company, Boetzkes and Patrick Laurie, the CEO of ECOX’s Canadian technology subsidiary, will form a new Alberta corporation to hold and use the construction assets, with the Company holding 85% of the new company. The Term Sheet is binding only as pertaining to confidentiality for all parties and exclusivity for Spruce Construction.

The closing of the Definitive Agreement will be subject to the satisfaction or waiver of customary conditions to closing, as shall be set forth in the Definitive Agreement, including satisfactory completion of the Company’s due diligence review and the approval of the Board. Subject to the satisfaction of the foregoing conditions, it is expected that the transaction will close on or around August 15, 2021. There can be no assurance that the Company and Spruce Construction will enter into a Definitive Agreement, or that the transaction can be completed as planned.

The foregoing description of the Term Sheet does not purport to be complete and is qualified in its entirety by reference to the Term Sheet, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated by reference herein.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Exhibit Description
10.1	Form Of Term Sheet For Sale Of Substantially All Assets Of Spruce Construction, Inc., dated August 5, 2021, between registrant, Spruce Construction, Inc., an Alberta, Canada corporation, and Timothy Boetzkes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECO INNOVATION GROUP, INC.

	By:	/s/ Julia Otey-Raudes
Date: August 11, 2021		Julia Otey-Raudes
Principal Executive Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit Description
10.1	Form Of Term Sheet For Sale Of Substantially All Assets Of Spruce Construction, Inc., dated August 5, 2021, between registrant, Spruce Construction, Inc., an Alberta, Canada corporation, and Timothy Boetzkes.